1 2. 2018 INVESTOR PRESENTATION

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2018 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2017, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on February 15, 2018. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of December 31, 2017. 105-CORPPRES1710 Rev. 1.17.18

OVERVIEW

Columbia Property Trust

GATEWAY PORTFOLIO

- Desirable properties in amenity-rich CBD locations
- ~83% of portfolio in NY, SF, & DC[1]

GROWTH

- 2.1M SF of recent leasing, at 37% cash spreads, driving additional ~$67M of contractual annual cash NOI[2]
- $942M in acquisitions completed during 2017

VALUE

- Shares trading 15-25% below estimated net asset value[3]
- Highest dividend yield among gateway office peers

STABILITY

- 96% leased with only 5% expiring through end of 2019
- Investment-grade rating (Baa2 Stable / BBB Stable) provides broad access to capital

[1]Based on gross real estate assets as of 12.31.2017; represents 100% of properties owned through unconsolidated joint ventures.
[2]From runoff of large lease abatements and signed but not yet commenced leases.
[3]Based on consensus analyst estimates as of 2.24.2018.

Columbia Property Trust 3

4 DESIRABLE BUILDINGS IN PRIME GATEWAY LOCATIONS 333 Market St. San Francisco Pasadena Corporate Park, Los Angeles 222 E. 41st St. New York 650 California St. San Francisco University Circle Palo Alto, CA 96% LEASED 114 Fifth Ave. New York 229 W. 43rd St. New York 95 Columbus Jersey City, NJ 315 Park Ave. S. New York Cranberry Woods Pittsburgh, PA 221 Main St. San Francisco One & Three Glenlake Atlanta Lindbergh Center Atlanta 1800 M Street Washington, D.C. Market Square Washington, D.C. 80 M Street Washington, D.C. 149 Madison New York (Under Redevelopment) 218 W. 18th New York 245-249 W. 17th New York 116 Huntington Ave. Boston PORTFOLIO

5 KEY MARKETS OVERVIEW As of 2.23.2018. Properties owned in unconsolidated joint ventures for all data presented at 100%. 1149 Madison is under redevelopment and is not reflected in percent leased. 2.8M total SF 98% leased1 2.0M total SF 97% leased 1.6M total SF 88% leased SA N FR AN CI SC O W AS H IN G TO N , D .C . PORTFOLIO N EW Y O R K

6 A DIFFERENTIATED APPROACH PORTFOLIO • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • High quality of service to tenants • Prudent capital investments

7  30-year, 390,000 SF lease with NYU Langone for all of 222 E. 41st  231,000 SF of leases signed in 2017 at 650 California, returning the building to 93% leased despite 50,000 SF April move-out  216,000 SF of leases signed at 315 Park Avenue South during past two years  80 M Street now 93% leased (from 66%) after 150,000 SF total leasing, including WeWork lease  One Glenlake Parkway now 99% leased (from 71%) with 138,000 SF leasing, including Cotiviti lease  Brought University Circle to 100% leased with expansion of Amazon Web Services; eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper RECENT LEASING ACHIEVEMENTS 2.1M 37%SF of leases signed on same-store portfolio 2016-2017 average cash leasing spreads during that period, excluding NYU Total leasing statistics exclude Westinghouse extension at Cranberry Woods 10-12% 2018 same-store NOI guidance GROWTH

GROWTH

OPPORTUNITIES THROUGH VACANCY & NEAR-TERM LEASE ROLLOVER[1]

	PROPERTY	VACANCY	2018 ROLL	TOTAL	HIGHLIGHTS
	MARKET SQUARE[2] Washington, D.C.	67,000	3,000	70,000	• Renovated to maintain competitiveness • Targeting government affairs offices with spec suites, plus larger prospects
	221 MAIN ST. San Francisco	31,000	19,000	50,000	• Coveted South of Market address, with recent upgrades and amenities that rival new construction • Significant roll-up opportunity on expiring leases
	116 HUNTINGTON AVE. Boston	43,000	0	43,000	• Renovated to reposition as boutique office • Renewal successes, plus strong interest in availability
	315 PARK AVE. S. New York	38,000	0	38,000	• Significant lobby & storefront renovations to position property as best-in-class in submarket • Roll-up opportunity on two remaining vacant floors
	149 MADISON AVE. New York	127,000	0	127,000	• Recent acquisition; vacant building • Full renovation underway, with initial occupancy expected in 2019

[1]As of 2.23.2018.
[2]Reflects 51% of the SF for the Market Square buildings held through a joint venture.

Columbia Property Trust
8

9 RECENT ACQUISITIONS Allocated Price $339M Total SF 281,000 Top Tenants Twitter Room & Board Ownership 100% Allocated Price $175M Total SF 166,000 Top Tenants Red Bull, Company 3 SY Partners Ownership 100% Price $421M Total SF 580,000 Top Tenants Berkeley Research Zuckerman Spaeder Ownership 55% NEW YORKWASHINGTON, D.C. GROWTH Price $88M Total SF 127,000 Top Tenants Under redevelopment for multi- or single tenant use Ownership 100% CBD / Golden Triangle 1800 M Street Midtown South / Chelsea 245-249 W. 17th Street Midtown South / Chelsea 218 W. 18th Street Midtown South 149 Madison Avenue

10 205 261 280 $150M $170M $190M $210M $230M $250M $270M $290M Q4 17 Cash NOI Annualized Normalize Q4 Acquisition NOI Remove 263 Shuman Dispositions: 333 Market St. University Circle (remaining 22.5%) Uncommenced Leases & Free Rent Burnoff Lease Rent Escalations Lease Expirations 2018 Lease Up Expired Space Lease Up Vacant Space Pro Forma Cash NOI NOI BRIDGE– CASH RENTS Q4 2017 to Stabilized Run Rate ($M)1 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. LOCKED IN! GROWTH

VALUE

NET ASSET VALUE AND IMPLIED CAP RATE[1]

	Net Operating Income (Cash)	Cap Rate 5.5%	Cap Rate 5.0%	
Q4 2017 Annualized[2]	$167,000	$3,036,000	$3,340,000	
Q4 2017 Acquisitions at Cost		833,000	833,000	
Pro Forma Debt[3]		(1,556,000)	(1,556,000)	
Working Capital (Net) @ 12.31.17[3]		9,000	9,000	
Planned Capital Expenditures		(31,000)	(31,000)	
Net Asset Value – "Q4 Cash Paying"[4]		$2,291,000	$2,595,000	
Net Asset Value – "Q4 Cash Paying" / Share		$19.13	$21.66	A
Contractual – not yet Cash Paying[5]	$63,000	$1,145,000	$1,260,000	
Planned Capital Expenditures		(142,000)	(142,000)	
Incremental Value from Contractual Leases[6]		$1,003,000	$1,118,000	
Incremental Value from Contractual Leases / Share[6]		$8.37	$9.34	B
Net Asset Value – "Q4" + "Contractual" / Share		**$27.50**	**$31.00**	C

A+B = C

ADDITIONAL $1 - $2 OF IMPLIED VALUE
per share from anticipated near-term leasing[7]

[1] Pro forma for the disposition of an additional 22.5% interest in University Circle & 333 Market Street and subsequent debt reduction
[2] Excludes NOI from assets acquired in Q4 2017.
[3] Debt as of 12.31.2017 pro forma for the pay down of debt with proceeds from the additional interest sold in University Circle and 333 Market Street.
[4] Implied Net Asset Value obtained by capping Q4 annualized cash NOI and layering on debt, working capital, and CapEx adjustments.
[5] Includes leases that have not yet commenced or are in abatement.
[6] Value derived from capping the anticipated cash NOI from leases that are signed but net yet paying cash rent.
[7] Based on management's estimates of near-term rollover and lease-up of vacant space.

Columbia Property Trust 11

12 HIGHEST YIELD & PROJECTED EARNINGS GROWTH AMONG GATEWAY REITS As of 2.24.2018; analyst estimates sourced from Bloomberg and S&P Global Market Intelligence. 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ESRT KRC BXP PGRE DEI HPP SLG VNO CXP DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 0% 10% 20% 30% 40% 50% 60% VNO KRC HPP ESRT DEI BXP SLG PGRE CXP PROJECTED 2018 AFFO/SHARE GROWTH (CONSENSUS ESTIMATES) VALUE

13 LIMITED NEAR-TERM ROLLOVER 2% 3% 7% 17% 7% 8% 5% 15% 9% 27% 0% 5% 10% 15% 20% 25% 30% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 1As of 12.31.2017. LEASE EXPIRATIONS BY YEAR (% OF ALR)1 5% through YE 2019 8 years average remaining lease term STABILITY

14 REDEVELOPED PORTFOLIO Modest capital needs moving forward STABILITY

15 $23 $166 $37 $180 $300 $150 $350 $350 0 100 200 300 400 2018 2019 2020 2021 2022 2023 2024 2025 2026 STABLE & FLEXIBLE BALANCE SHEET1 INVESTMENT GRADE BALANCE SHEET 12% / 88% Secured Unsecured 33% Net Debt to Real-Estate Assets Baa2 Stable / Ratings BBB Stable D EB T O U TS TA N D IN G ($ M ) Mortgage Debt  Bonds  Term Loans  Line of Credit WELL-LADDERED MATURITES 2.39% 3.07%2 5.07% 4.15% 3.65% 2.70% Market Square3 One Glenlake 1 As of 12.31.2017, pro forma for remaining Allianz obligation closed in February 2018 and the exit of 263 Shuman. 2 Includes effective rate on variable rate loan swapped to fixed. 3 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. $4.2 billion of assets unencumbered by debt (92% of total portfolio) 2.54% STABILITY

16 FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit VALUE STABILITY GATEWAY PORTFOLIO GROWTH www.columbia.reit 024-CORPPRES1802 APPENDIX

APPENDIX

DIVERSIFIED BASE OF HIGH QUALITY TENANTS

TOP 10 TENANTS[1,2]

Tenant		Credit Rating	% of ALR
AT&T	AT&T Corporation/AT&T Services	BBB+	5.9%
WELLS FARGO	Wells Fargo Bank, N.A.	AA-	5.4%
Pershing	Pershing LLC	A	4.8%
	Twitter	BB-	4.1%
NYU	NYU	AA-	4.0%
	Westinghouse Electric Company	Not Rated	3.8%
YAHOO!	Verizon / Yahoo![3]	BB+	3.8%
newell	Newell Brands, Inc.	BBB-	2.4%
	Snap Inc.	Not Rated	2.4%
DocuSign	DocuSign, Inc.	Not Rated	2.4%

STRONG INDUSTRY DIVERSIFICATION[1]


23%
23%
11%
7%
7%
6%
6%
6%
5%
3%
3%
Business Services
Depository Institutions
Engineering and Management Services
Communication
Legal Services
Nondepository Institutions
Health Services
Electric, Gas and Sanitary Services
Security and Commodity Brokers
Real Estate
Other

Data as of 12.31.17.
[1]Reflects ALR at CXP's pro rata share for properties owned through unconsolidated joint ventures.
[2]Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor's credit rating has been provided.
[3]Rating represents Yahoo!; in discussions with Verizon (A-) regarding parent guarantee following recent merger.

Columbia Property Trust 17

18 DRAMATIC CASH LEASING SPREADS1 32% 19% 45% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2015 2016 2017 1Cash leasing spreads on same-store properties excluding 30-year NYU lease at 222 E. 41st Street and Westinghouse extension at Cranberry Woods. APPENDIX LEASE ROLLOVER TO ACHIEVE HIGHER RENTS

APPENDIX

FUTURE GROWTH THROUGH REDEVELOPMENT



149 MADISON AVENUE

Midtown South, New York

Under redevelopment with initial occupancy expected 2019

Total SF	127,000
Year Built	1916
Location	NoMAD district of Midtown South
# Stories	12

Full-scale renovation underway, including updating/upgrading infrastructure, interior and exterior finishes, and common areas for a modern boutique office feel

- 14'+ slab-to-slab ceiling heights and oversized windows throughout
- Highly-desirable boutique-sized floorplates (10,400 SF)
- Potential for rooftop deck with city skyline views

Columbia Property Trust
19

20 JOINT VENTURE with Allianz Real Estate HIGHLIGHTS  Ability to increase scale in top markets on a leverage- neutral basis  Attractive cost of capital  Current gross asset value of $1.7B  Potential to acquire additional assets in select gateway markets  Allianz increased to 45% interest in University Circle and 333 Market Street in February 2018 Joint Venture Ownership Interest Property CXP Allianz 49.5%* 49.5%* 114 Fifth Avenue, New York 55% 45% University Circle, San Francisco 55% 45% 333 Market Street, San Francisco 55% 45% 1800 M Street, Washington D.C. *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. APPENDIX

21 EMBEDDED GROWTH FROM SIGNED LEASES1 TENANT PROPERTY MARKET SF (000s) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 East 41st Street NY 390 ✔ WeWork 80 M Street DC 69 ✔ WeWork 650 California Street SF 61 ✔ Bustle 315 Park Avenue South NY 51 ✔ Snap 229 West 43rd Street 48 ✔ Other abated leases 141 ✔ Affirm 650 California Street SF 81 ✔ Cotiviti One Glenlake ATL 66 ✔ DLA Piper (renewal) University Circle SF 65 ✔ Gemini Trust Company 315 Park Avenue South NY 51 ✔ PitchBook Data 315 Park Avenue South NY 34 ✔ Other leases not yet commenced 61 ✔ Total Embedded NOI – Cash Rents2 $41M $26M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. Pro forma for sale of additional 22.5% interest in University Circle. 2Non-GAAP financial measure. See Appendix. APPENDIX

22 81 84 89 95 96 $70M $75M $80M $85M $90M $95M $100M $105M Q4 17 Normalized Q1 18 Q2 18 Q3 18 Q4 18 EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER Tenant Revenue – Quarterly Cash Rents1,2 1 Tenant revenue = Base rent + Expense reimbursements. Includes revenue from CXP’s proportional interest in unconsolidated joint ventures. 2 Non-GAAP financial measure. See Appendix 3 Q4 17 Normalized = Q4 Actual (Cash) - University Circle (additional 22.5%) – 333 Market Street (additional 22.5%). 4 Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on management’s estimates) on leases expiring between 1/1/18 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 1/1/18 - 12/31/18 and lease up of properties below 95% to 95%. $4-7M of additional growth potential from signed leases commencing in 2019, speculative leasing of vacant space and lease rollover4First full quarter of NYU rent; Affirm free rent ends at 650 California; WeWork free rent ends at 80 M NYU free rent ends (222 E 41st); WeWork free rent ends at 650 California Free rent ends for multiple tenants at 650 California & 315 Park Avenue 3

23 253 264 283 $180M $200M $220M $240M $260M $280M $300M Q4 17 GAAP NOI Annualized Normalize Q4 Acquisition NOI Remove 263 Shuman Dispositions: 333 Market St. University Circle (remaining 22.5%) Uncommenced Leases Lease Expirations 2018 Lease Up Expired Space Lease Up Vacant Space Pro Forma GAAP NOI NOI BRIDGE– GAAP RENTS Q4 2017 to Stabilized Run Rate ($M)1 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. LOCKED IN! APPENDIX

24 93 94 96 98 96 $70M $75M $80M $85M $90M $95M $100M $105M Q4 17 Normalized Q1 18 Q2 18 Q3 18 Q4 18 EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER Tenant Revenue – Quarterly GAAP Rents1 1 Tenant revenue = Base rent + Expense reimbursements. Includes revenue from CXP’s proportional interest in unconsolidated joint ventures. 2 Q4 17 Normalized = Q4 Actual (GAAP) - University Circle (additional 22.5%) – 333 Market Street (additional 22.5%). 3 Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on management’s estimates) on leases expiring between 1/1/18 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 1/1/18 - 12/31/18 and lease up of properties below 95% to 95%. $3-6M of additional growth potential from signed leases commencing in 2019, speculative leasing of vacant space and lease rollover3 2 APPENDIX

25 LEASING CASE STUDIES 650 CALIFORNIA San Francisco 222 E. 41ST STREET New York  Primary tenant Jones Day informed us of plans to vacate upon lease expiration in Oct. 2016 (353,000 SF)  In 2015, began exploring multi-tenant strategies as well as potential full-building users  Signed 30-year, 390,000 SF lease with NYU  221,000 SF of rollover from 2016 - April 2017; low retention rate by design to bring building up to market rate  Upgraded lobby and amenities and embarked on selective spec suite program  Building now 93% leased with 231,000 SF leased in 2017 APPENDIX

26 LEASING CASE STUDIES  Rebranded property to attract more creative tenant base and compete with new construction in submarket  Building now 93% leased after signing 150,000 SF of leases ONE GLENLAKE | Atlanta  150,000 SF Oracle downsize created 29% vacancy  Upgraded common areas and amenities to best-in-submarket  138,000 SF leasing since Nov. 2016 to bring building to 99% leased APPENDIX 80 M STREET | Washington, D.C.

27 LEASING CASE STUDIES 229 W. 43RD STREET New York  Expanded and extended Snap on 154,000 SF  Brings building to 100% leased with all near-term roll pre-leased, with positive leasing spreads  Capitalized on two large vacates by rebranding formerly law-firm-centric property to attract more diverse tenant base in 2012  Subsequently signed and expanded Amazon Web Services and other tech tenants, reaching 100% occupancy while raising in-place gross rates over 30% (from $68 to $90 PSF)  Eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper (mid-2018 expiration) at over 60% cash spread UNIVERSITY CIRCLE San Francisco APPENDIX

28 EXPERIENCED LEADERSHIP EXECUTIVE AND CORPORATE OPERATIONS NATIONAL REAL ESTATE MANAGEMENT SAN FRANCISCO KELLY LIM VP, Asset Management MARK WITSCHORIK VP, Asset Management DAVID DOWDNEY SVP, Head of Leasing MICHAEL SCHMIDT VP, Asset Management NELSON MILLS President and CEO JIM FLEMING Executive VP and CFO WENDY GILL SVP, Corporate Operations and Chief Accounting Officer DOUG MCDONALD VP, Finance KEVIN HOOVER SVP, Portfolio Management and Transactions AMY TABB SVP, Business Development LINDA BOLAN SVP, Property Management and Sustainability APPENDIX NEW YORK WASHINGTON, D.C.

29 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 12/31/17 Annualized Net Cash Provided by Operating Activities $ 14,809 $ 59,236 Straight line rental income 11,773 47,092 Depreciation of real estate assets (19,865) (79,460) Amortization of lease-related costs (7,792) (31,168) Gain from unconsolidated joint venture 3,500 14,000 Income distributed from JV (3,681) (14,724) Other non-cash expenses (2,841) (11,364) Net changes in operating assets & liabilities 2,749 10,996 Net Income $ (1,348) $ (5,392) Interest expense (net) 16,147 64,588 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 165 660 Depreciation of real estate assets 19,865 79,460 Amortization of lease-related costs 7,885 31,540 Adjustments from unconsolidated joint venture 11,999 47,996 EBITDA $ 52,913 $ 211,652 Asset & property management fee income (1,656) (6,624) General and administrative – corporate 9,963 39,852 General and administrative – unconsolidated joint ventures 741 2,964 Straight line rental income (11,578) (46,312) Net effect of below market amortization (93) (372) Adjustments from unconsolidated joint venture 885 3,540 Net Operating Income (based on cash rents) $ 51,175 $ 204,700 APPENDIX

30 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 12/31/17 Annualized Net Operating Income (based on cash rents) $ 51,175 $ 204,700 Normalize Q4 Acquisition NOI; Remove 263 Shuman 1,600 6,400 Dispositions – 333 Market St. & University Circle, remaining 22.5% (Allianz JV) (3,000) (12,000) Uncommenced Leases & Free Rent Burnoff 16,650 66,600 Lease Rent Escalations 1,000 4,000 Lease Expirations 2018 (2,125) (8,500) Lease Up Expired Space 2,200 8,800 Lease Up Vacant Space 2,450 9,800 Net Operating Income (based on cash rents) – “Pro Forma” $ 69,950 $ 279,800 APPENDIX

31 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 12/31/17 Annualized Net Income $ (1,348) $ (5,392) Interest expense (net) 16,147 64,588 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 165 660 Depreciation of real estate assets 19,865 79,460 Amortization of lease-related costs 7,885 31,540 Adjustments from unconsolidated joint venture 11,999 47,996 EBITDA $ 52,913 $ 211,652 Asset & property management fee income (1,656) (6,624) General and administrative – corporate 9,963 39,852 General and administrative – unconsolidated joint ventures 741 2,964 Adjustments from unconsolidated joint venture 1,209 4,836 Net Operating Income (based on GAAP rents) $ 63,170 $ 252,680 APPENDIX

32 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 12/31/17 Annualized Net Operating Income (based on GAAP rents) $ 63,170 $ 252,680 Normalize Q4 Acquisition NOI; Remove 263 Shuman 1,925 7,700 Dispositions – 333 Market St. & University Circle, remaining 22.5% (Allianz JV) (3,075) (12,300) Uncommenced Leases 5,975 23,900 Lease Expirations 2018 (2,075) (8,300) Lease Up Expired Space 2,275 9,100 Lease Up Vacant Space 2,550 10,200 Net Operating Income (based on GAAP rents) – “Pro Forma” $ 70,745 $ 282,980 APPENDIX

33 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 12/31/17 Total Revenues – GAAP $ 71,625 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 27,833 Total Revenues $ 99,458 Dispositions - University Circle & 333 Market Street (additional 22.5%) (3,735) Asset & Property Management Fee Income, Other Property Income (2,973) Total Revenues – Q4 17 Normalized (GAAP) $ 92,750 Total Revenues – GAAP $ 71,625 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 27,833 Total Revenues $ 99,458 Dispositions - University Circle & 333 Market Street (additional 22.5%) (3,735) Asset & Property Management Fee Income, Other Property Income (2,973) Straight-line Rent & Above/Below Lease Market Amortization (11,916) Total Revenues – Q4 17 Normalized (Cash) $ 80,834 APPENDIX